UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5066

Smith Barney Arizona Municipals Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: May 31

Date of reporting period: May 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

ARIZONA MUNICIPALS FUND INC.

CLASSIC SERIES   |   ANNUAL REPORT   |   MAY 31, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, climbing oil prices, geopolitical concerns and uncertainties surrounding the Presidential election, the U.S. economy continued to expand during the period. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)i growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. The preliminary estimate for first quarter 2005 GDP growth was 3.5%, another strong advance. After the end of the Fund’s reporting period, preliminary first quarter 2005 GDP growth was revised up to 3.8%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii moved to raise interest rates in an attempt to ward off inflation. As expected, the Fed increased its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004 — the first rate hike in four years. The Fed again raised rates in 0.25% increments during its next seven meetings, bringing the target for the federal funds rate to 3.00%. Following the end of the Fund’s reporting period, at its June meeting, the Fed once again raised its target for the fed funds rate by 0.25% to 3.25%.

For much of the reporting period, the fixed-income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this began to change in late February 2005, as strong economic data and inflationary concerns caused longer-term rates to rise as well. This continued through March, before longer-term rates again declined on the back of mixed economic data. Looking at the one-year period as a whole, the overall municipal bond market outperformed the taxable bond market, as the Lehman Municipal Bond Indexiv and the Lehman Brothers Aggregate Bond Indexv returned 7.96% and 6.82%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

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As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment advisory contract between the Fund and the Manager. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the Fund for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2005

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MANAGER OVERVIEW

JOSEPH P. DEANE

Vice President and Investment Officer

DAVID T. FARE

Vice President and Investment Officer

Market Overview

After an extended period of monetary easing, the Fed’s monetary policymaking committee raised its federal funds rate target from a four-decade low of 1.00% to 1.25% at the end of June 2004 — the Fed’s first hike in four years. The increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts. The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows. As a result, bond prices declined and yields rose sharply in April before prices stabilized somewhat in the early summer.

The Fed again raised its federal funds target by 0.25% in August and to 1.75% in September. Given that bond prices had already factored in rate hikes to a significant extent, and coupling this with a lack of inflationary pressures, bond prices held up and actually rose over the third quarter. In September and October, the bond market benefited from falling stock and rising oil prices, which encouraged investors to reallocate capital into fixed-income securities.

Yields on bonds rose as their prices dropped in reaction to an employment report issued in November that yielded surprisingly robust labor market results. The Fed subsequently raised its federal funds rate target by 25 basis pointsvi at its meetings in November, December, February, March and May bringing the rate target to 3.00% at the end of the reporting period. Following the end of the Fund’s reporting period, at their June meeting, the Fed once again raised its target for the fed funds rate by 0.25% to 3.25%.

Regardless of the economic expansion and higher interest rates, the overall municipal bond market posted solid returns during the period. Municipal bond credit quality continued to improve, as municipalities benefited from higher tax revenues, driven by improving economic growth and fiscal discipline. This caused municipal credit quality spreads to tighten.

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PERFORMANCE SNAPSHOT

AS OF MAY 31, 2005

(excluding sales charges)

(unaudited)

	6 Months	12 Months

Arizona Municipals Fund — Class A Shares	-2.82%	-1.77%

Lehman Brothers Municipal Bond Index	3.51%	7.96%

Lipper Arizona Municipal Debt Funds Category Average	2.70%	6.61%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned -3.22% and Class C shares returned -3.13% over the six months ended May 31, 2005. Excluding sales charges, Class B shares returned -2.45% and Class C shares returned -2.35% over the twelve months ended May 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended May 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 32 funds for the six-month period and among the 32 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Over the period, the Lehman Brothers Arizona Municipal Bond Indexvii returned 7.19%, underperforming the 7.96% return of the broader-based Lehman Brothers Municipal Bond Index. Municipal bonds outperformed maturity equivalent U.S. Treasuries. Compelling taxable equivalent yieldsviii for investors in middle- and higher-federal income tax brackets and low default rates continued to attract investors to municipal bond funds.

Performance Review

For the 12 months ended May 31, 2005, Class A shares of the Smith Barney Arizona Municipals Fund Inc., excluding sales charges, returned -1.77%. These shares underperformed the Lipper Arizona Municipal Debt Funds Category Average,1 which was 6.61%. The unmanaged, broad-based Lehman Brothers Municipal Bond Index returned 7.96% for the same period.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended May 31, 2005, including the reinvestment of dividends and capital gains, if any, calculated among the 32 Funds in the Fund’s Lipper category, and excluding sales charges.

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Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Factors that Influenced Fund Performance

During the period we maintained a defensive posture in terms of overall duration, or price sensitivity to interest rate movements. This low-duration approach to managing interest rate risk limited the Fund’s ability to completely participate in upside market movements during intervals when bond prices rose, such as last summer.

While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, rising rates result in higher levels of income on new bonds issued in the future. In the recent market and rate environment, we believe that our cautious approach to managing interest rate risk is more prudent than a longer-duration strategy. During the period, we maintained a focus on targeting issues with competitive coupons in a diverse cross-section of market segments that we believed would continue to offer favorable prospects on a risk/reward basis.

Thank you for your investment in the Smith Barney Arizona Municipals Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,
Joseph P. Deane Vice President and Investment Officer June 29, 2005	David T. Fare Vice President and Investment Officer

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Portfolio holdings may include lower-rated securities (commonly known as “junk bonds”) that present greater risk of loss of principal than higher rated securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with an overall average maturity of approximately three years.
[v]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
vi	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
vii	The Lehman Brothers Arizona Municipal Bond Index is a broad measure of the Arizona municipal bond market with an overall average maturity of approximately three years.
viii	The yield one would need to receive on a taxable bond to equal the tax-free yield of a municipal bond.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2004 and held for the six months ended May 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(2.82)%	$1,000.00	$971.80	1.07%	$5.26

Class B	(3.22)	1,000.00	967.80	1.69	8.29

Class C	(3.13)	1,000.00	968.70	1.70	8.34

(1)	For the six months ended May 31, 2005.
(2)	Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.60	1.07%	$5.39

Class B	5.00	1,000.00	1,016.50	1.69	8.50

Class C	5.00	1,000.00	1,016.45	1.70	8.55

(1)	For the six months ended May 31, 2005.
(2)	Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C(3)
Twelve Months Ended 5/31/05	(1.77)%	(2.45)%	(2.35)%

Five Years Ended 5/31/05	4.37	3.78	3.78

Ten Years Ended 5/31/05	4.35	3.78	3.75

Inception* through 5/31/05	5.91	4.42	4.71

	With Sales Charges(4)
	Class A	Class B	Class C(3)
Twelve Months Ended 5/31/05	(5.74)%	(6.69)%	(3.30)%

Five Years Ended 5/31/05	3.51	3.61	3.78

Ten Years Ended 5/31/05	3.92	3.78	3.75

Inception* through 5/31/05	5.67	4.42	4.71

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (5/31/95 through 5/31/05)	53.02%

Class B (5/31/95 through 5/31/05)	44.96

Class C (5/31/95 through 5/31/05)(3)	44.49

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00%. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception dates for Class A, B and C shares are June 1, 1987, November 6, 1992 and December 8, 1994, respectively.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of

Smith Barney Arizona Municipals Fund Inc. vs.

Lehman Brothers Municipal Bond Index and

Lipper Arizona Municipal Debt Funds Average†

May 1995 — May 2005

†	Hypothetical illustration of $10,000 invested in Class A shares on May 31, 1995, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 2005. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Arizona Municipal Debt Funds Average is composed of the Fund’s peer group of mutual funds (32 funds as of May 31, 2005). The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

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Schedule of Investments	May 31, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

MUNICIPAL BONDS — 87.8%
Escrowed to Maturity — 2.5%
$ 170,000	AAA	Arizona State Municipal Financing Program, COP, Series 20, BIG-Insured, 7.625% due 8/1/06	$175,166
		Maricopa County, AZ:
295,000	AAA	GO, Elementary School District No. 14, Creighton School Improvement Project of 1990, Series C, FGIC-Insured, 6.500% due 7/1/08	325,862
500,000	AAA	IDA, Hospital Facilities Revenue, Samaritan Health Services, Series A, MBIA-Insured, 7.000% due 12/1/16	635,285

		Total Escrowed to Maturity	1,136,313

General Obligation — 14.3%
		Maricopa County, AZ, GO, Elementary School District:
1,000,000	A	No. 08, Osborne Elementary School District, 7.500% due 7/1/09	1,157,330
355,000	AAA	No. 14, Creighton School Improvement Project of 1990, Series C, FGIC-Insured, 6.500% due 7/1/08	391,810
565,000	AAA	No. 40, Glendale School Improvement Project of 1990, AMBAC-Insured, 6.300% due 7/1/11 (a)	572,124
		Phoenix, AZ, GO:
1,400,000	AA+	Series A, 6.250% due 7/1/17 (b)	1,746,696
400,000	AA+	Series B, 5.000% due 7/1/22	427,740
575,000	AA+	Series B, 5.000% due 7/1/23	612,312
400,000	A+	Phoenix, AZ, Special Assessment, Central Avenue Improvement District, 7.000% due 1/1/06	401,232
1,000,000	AAA	Pima County, AZ, Unified School District No. 1, Tucson, AZ, FGIC-Insured, 7.500% due 7/1/10	1,204,700

		Total General Obligation	6,513,944

Hospitals — 9.2%
1,500,000	Ba2 (c)	Arizona Health Facilities Authority, Hospital Systems Revenue, Phoenix Children’s Hospital, Series A, 6.125% due 11/15/22	1,538,880
		Maricopa County, AZ, Hospital Revenue, Sun Health Corp.:
1,500,000	BBB	5.900% due 4/1/09 (b)	1,586,325
1,000,000	BBB	6.125% due 4/1/18	1,057,280

		Total Hospitals	4,182,485

Housing: Multi-Family — 4.1%
		Maricopa County, AZ, IDA, MFH Revenue:
500,000	AAA	Metro Gardens, Mesa Ridge Project, Series A, MBIA-Insured, 5.650% due 7/1/19	503,650
2,125,000	NR	Stanford Court Apartments, Series B, 6.250% due 7/1/18 (d)(e)	191,250

See Notes to Financial Statements.

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Schedule of Investments (continued)	May 31, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Housing: Multi-Family — 4.1% (continued)

		Phoenix, AZ, IDA, MFH Revenue, Ventana Palms Apartments Project, Series A, MBIA-Insured:
$ 150,000	Aaa (c)	6.100% due 10/1/19	$161,069
950,000	Aaa (c)	6.150% due 10/1/29	1,018,457

		Total Housing: Multi-Family	1,874,426

Industrial Development — 4.9%
750,000	NR	Navajo County, AZ, IDA Revenue, Stone Container Corp. Project, 7.400% due 4/1/26 (f)	773,842
380,000	AAA	Pima County, AZ, IDA, Industrial Revenue Refunding, FSA-Insured, 7.250% due 7/15/10	387,893
1,000,000	AAA	Tucson, AZ, IDA, Lease Revenue, University of Arizona/Marshall Foundation, Series A, AMBAC-Insured, 5.000% due 7/15/22	1,061,360

		Total Industrial Development	2,223,095

Miscellaneous — 18.4%
		Phoenix, AZ, Civic Improvement Corp., Excise Tax Revenue, Senior Lien:
2,630,000	AAA	Adams Street Garage Project B, 5.375% due 7/1/29 (b)	2,831,353

2,350,000	AAA	Municipal Courthouse Project A, 5.375% due 7/1/29 (b)	2,529,916
		Sierra Vista, AZ, Municipal Property Corp., Municipal Facilities Revenue, AMBAC-Insured:
355,000	AAA	6.000% due 1/1/11	359,576
500,000	AAA	6.150% due 1/1/15	506,505
2,000,000	AAA	University of Arizona, COP, AMBAC-Insured, Series B, 5.000% due 6/1/28 (b)	2,113,260

		Total Miscellaneous	8,340,610

Pollution Control — 2.3%
1,000,000	B-	Coconino County, AZ, Pollution Control Corp. Revenue, Nevada Power Co. Project, 6.375% due 10/1/36 (f)	1,020,710

Pre-Refunded — 15.6%
1,000,000	Aaa (c)	Arizona Water Infrastructure Finance Authority, Water Quality Revenue, Series A, Call 10/1/11 @ 100, 5.000% due 10/1/19	1,104,140
		Maricopa County, AZ, GO:
		Elementary School District:
		No. 08, Osborne Elementary School District, Series A, FGIC-Insured, Call 7/1/06 @ 101:
210,000	AAA	5.875% due 7/1/14	218,887
390,000	AAA	5.875% due 7/1/14	406,505
435,000	AAA	No. 40, Glendale School Improvement Project of 1990, AMBAC-Insured, Call 7/1/05 @ 101, 6.300% due 7/1/11 (a)	440,620
1,000,000	AA	Unified High School District No. 210, Phoenix Project of 1995, Series B, Call 7/1/06 @ 101, 5.375% due 7/1/13	1,037,050

See Notes to Financial Statements.

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Schedule of Investments (continued)	May 31, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE
Pre-Refunded — 15.6% (continued)

$ 3,000,000	AAA	Mesa, AZ, IDA Revenue, Discovery Health Systems, Series A, MBIA-Insured, Call 1/1/10 @ 101, 5.625% due 1/1/29 (b)	$3,351,030
500,000	AAA	Pinal County, AZ, Unified School District No. 43, Apache Junction, Series A, FGIC-Insured, Call 7/1/06 @ 101, 5.850% due 7/1/15	521,030

		Total Pre-Refunded	7,079,262

Transportation — 5.6%
		Phoenix, AZ, Civic Improvement Corp., Airport Revenue:
1,000,000	AAA	Junior Lien, FGIC-Insured, 5.375% due 7/1/29 (f)	1,012,780
1,500,000	AAA	Senior Lien, Series A, FSA-Insured, 5.000% due 7/1/25 (b)	1,552,290

		Total Transportation	2,565,070

Utilities — 8.6%
		Arizona Agricultural Improvement and Power District, Electric System Revenue, Salt River Project:
1,000,000	AA	Refunding, Series A, 5.000% due 1/1/23	1,068,600
1,555,000	AA	Series B, 5.000% due 1/1/31 (b)	1,639,110
183,000	BBB	Prescott Valley, AZ, Improvement District, Special Assessment, Sewer Collection System and Roadway Repair, 7.900% due 1/1/12	187,409
1,000,000	BB+	Yavapai County, AZ, IDA Revenue, Citizens Utilities Co. Project, 5.450% due 6/1/33 (f)	1,025,730

		Total Utilities	3,920,849

Water and Sewer — 2.3%
1,000,000	AAA	Phoenix, AZ, Civic Improvement Corp., Wastewater System Revenue, FGIC-Insured, 5.000% due 7/1/24	1,052,900

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $39,167,639)	39,909,664

SHORT-TERM INVESTMENTS — 10.8% (g)
Industrial Development — 2.0%
900,000	A-1+	Phoenix, AZ, IDA Revenue, Valley of the Sun YMCA Project, LOC-Bank of America NA, 2.970% due 6/1/05	900,000

Miscellaneous — 3.3%
1,500,000	F1+ (h)	Tempe, AZ, IDA, Senior Living Revenue, Friendship Village Project, Series C, LOC-Lasalle Bank N.A., 2.960% due 6/2/05	1,500,000

See Notes to Financial Statements.

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Schedule of Investments (continued)	May 31, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

Pollution Control — 5.5%
$ 2,500,000	A-1	Apache County, AZ, IDA Revenue, Tucson Electric Power Co., Series 83A, 2.970% due 6/1/05	$2,500,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $4,900,000)	4,900,000

		TOTAL INVESTMENTS — 98.6% (Cost — $44,067,639#)	44,809,664
		Other Assets In Excess of Liabilities — 1.4%	625,333

		TOTAL NET ASSETS — 100.0%	$45,434,997

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	All or a portion of this security is segregated for open futures contracts.
(c)	Rating by Moody’s Investors Service.
(d)	Security is in default subsequent to May 31, 2005.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
(f)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(g)	Variable rate demand obligation payable at par on demand at any time on no more than seven days notice. The coupon rate listed represents the current rate at the period end. The due dates on these securities reflect the next interest rate reset date or, when applicable, the maturity date.
(h)	Rating by Fitch Ratings Service.
#	Aggregate cost for Federal income tax purposes is $44,059,525.

Abbreviations used in this schedule:
AMBAC	—	Ambac Assurance Corporation
BIG	—	Bond Investors Guaranty
COP	—	Certificate of Participation
FGIC	—	Financial Guaranty Insurance Company
FSA	—	Financial Security Assurance
GO	—	General Obligation
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
MBIA	—	Municipal Bond Investors Assurance Corporation
MFH	—	Multi-Family Housing
No.	—	Number

See pages 16 and 17 for definitions of ratings.

See Notes to Financial Statements.

15        Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

—  Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—  Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

—  Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ba,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

—  Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

—  Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—  Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

—  Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

—  Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

16       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Short-Term Security Ratings (unaudited)

SP-1

—  Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

—  Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO
F-1

—  Fitch Rating’s (“Fitch.”) highest rating indicating that the degree of safety regarding timely payment is either exceptional or very strong; those issues determined to possess exceptional safety characteristics are denoted with a plus (+) sign.

P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

17       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Statement of Assets and Liabilities	May 31, 2005

ASSETS:
Investments, at value (Cost — $44,067,639)	$44,809,664
Cash	88,055
Interest receivable	835,322
Prepaid expenses	5,823

Total Assets	45,738,864

LIABILITIES:
Payable to broker — variation margin on open futures contracts	158,594
Payable for Fund shares repurchased	63,111
Investment advisory fee payable	11,674
Administration fee payable	7,783
Directors’ fees payable	3,816
Distribution fees payable	3,709
Transfer agent fees payable	2,101
Accrued expenses	53,079

Total Liabilities	303,867

Total Net Assets	$45,434,997

NET ASSETS:
Par value (Note 6)	$4,827
Paid-in capital in excess of par value	48,488,674
Undistributed net investment income	36,236
Accumulated net realized loss on investments and futures contracts	(3,673,640)
Net unrealized appreciation of investments and futures contracts	578,900

Total Net Assets	$45,434,997

Shares Outstanding:
Class A	3,926,654

Class B	572,480

Class C	328,005

Net Asset Value:
Class A (and redemption price)	$9.41

Class B *	$9.41

Class C *	$9.41

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$9.80

*	Redemption price is NAV of Class B and C shares reduced by 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

18        Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Statement of Operations

For the Year Ended May 31, 2005

INVESTMENT INCOME:
Interest	$2,512,107

EXPENSES:
Investment advisory fee (Note 2)	148,152
Distribution fees (Notes 2 and 4)	124,315
Administration fee (Note 2)	98,768
Legal fees	45,982
Shareholder reports (Note 4)	45,186
Audit and tax	22,900
Custody	21,604
Registration fees	16,152
Transfer agent fees (Notes 2 and 4)	15,404
Directors’ fees	6,958
Miscellaneous expenses	6,730

Total Expenses	552,151
Less: Investment advisory fee waiver (Notes 2 and 8)	(4,393)

Net Expenses	547,758

Net Investment Income	1,964,349

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	65,516
Futures contracts	(1,325,367)

Net Realized Loss	(1,259,851)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(460,758)
Futures contracts	(1,145,937)

Change in Net Unrealized Appreciation/Depreciation	(1,606,695)

Net Loss on Investment Transactions and Futures Contracts	(2,866,546)

Decrease in Net Assets From Operations	$(902,197)

See Notes to Financial Statements.

19        Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Statements of Changes in Net Assets

For the Years Ended May 31,

	2005	2004
OPERATIONS:
Net investment income	$1,964,349	$2,252,224
Net realized loss	(1,259,851)	(248,365)
Change in net unrealized appreciation/depreciation	(1,606,695)	276,503

Increase (Decrease) in Net Assets From Operations	(902,197)	2,280,362

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,956,140)	(2,231,948)

Decrease in Net Assets From Distributions to Shareholders	(1,956,140)	(2,231,948)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	4,495,825	9,143,962
Reinvestment of distributions	895,269	1,012,784
Cost of shares repurchased	(9,296,041)	(11,513,654)

Decrease in Net Assets from Fund Share Transactions	(3,904,947)	(1,356,908)

Decrease in Net Assets	(6,763,284)	(1,308,494)
NET ASSETS:
Beginning of year	52,198,281	53,506,775

End of year*	$45,434,997	$52,198,281

* Includes undistributed net investment income of:	$36,236	$36,232

See Notes to Financial Statements.

20        Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class A Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$ 9.98	$ 9.98	$10.04	$10.00	$ 9.54

Income (Loss) From Operations:
Net investment income	0.40	0.44	0.45	0.48	0.49
Net realized and unrealized gain (loss)	(0.57)	—	(0.05)	0.05	0.45

Total Income (Loss) From Operations	(0.17)	0.44	0.40	0.53	0.94

Less Distributions From:
Net investment income	(0.40)	(0.44)	(0.46)	(0.49)	(0.48)

Total Distributions	(0.40)	(0.44)	(0.46)	(0.49)	(0.48)

Net Asset Value, End of Year	$ 9.41	$ 9.98	$ 9.98	$10.04	$10.00

Total Return(2)	(1.77)%	4.45%	4.07%	5.40%	10.03%

Net Assets, End of Year (000s)	$36,960	$41,220	$40,319	$41,824	$36,862

Ratios to Average Net Assets:
Gross expenses	1.00%	0.92%	1.00%	0.91%	0.94%
Net expenses	0.99 (3)	0.92	1.00	0.91	0.94
Net investment income	4.10	4.39	4.48	4.80	4.98

Portfolio Turnover Rate	0%	9%	11%	11%	6%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment advisor waived all or a portion of its fee.

See Notes to Financial Statements.

21        Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class B Shares(1)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$ 9.99	$ 9.98	$10.05	$10.00	$ 9.54

Income (Loss) From Operations:
Net investment income	0.34	0.39	0.40	0.42	0.44
Net realized and unrealized gain (loss)	(0.58)	0.01	(0.06)	0.07	0.45

Total Income (Loss) From Operations	(0.24)	0.40	0.34	0.49	0.89

Less Distributions From:
Net investment income	(0.34)	(0.39)	(0.41)	(0.44)	(0.43)

Total Distributions	(0.34)	(0.39)	(0.41)	(0.44)	(0.43)

Net Asset Value, End of Year	$ 9.41	$ 9.99	$ 9.98	$10.05	$ 10.00

Total Return(2)	(2.45)%	4.00%	3.38%	4.92%	9.40%

Net Assets, End of Year (000s)	$5,389	$7,571	$9,694	$9,746	$11,988

Ratios to Average Net Assets:
Gross expenses	1.60%	1.47%	1.54%	1.41%	1.48%
Net expenses	1.59 (3)	1.47	1.54	1.41	1.48
Net investment income	3.49	3.84	3.94	4.20	4.44

Portfolio Turnover Rate	0%	9%	11%	11%	6%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and /or expense reimbursements, the total return would have been lower.
(3)	The investment advisor waived all or a portion of its fee.

See Notes to Financial Statements.

22        Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class C Shares(1)(2)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$ 9.98	$ 9.97	$10.04	$10.00	$ 9.53

Income (Loss) From Operations:
Net investment income	0.34	0.38	0.40	0.42	0.43
Net realized and unrealized gain (loss)	(0.57)	0.01	(0.07)	0.05	0.46

Total Income (Loss) From Operations	(0.23)	0.39	0.33	0.47	0.89

Less Distributions From:
Net investment income	(0.34)	(0.38)	(0.40)	(0.43)	(0.42)

Total Distributions	(0.34)	(0.38)	(0.40)	(0.43)	(0.42)

Net Asset Value, End of Year	$ 9.41	$ 9.98	$ 9.97	$10.04	$10.00

Total Return(3)	(2.35)%	3.97%	3.35%	4.78%	9.48%

Net Assets, End of Year (000s)	$3,086	$3,407	$3,494	$3,091	$1,837

Ratios to Average Net Assets:
Gross expenses	1.60%	1.50%	1.57%	1.51%	1.48%
Net expenses	1.59 (4)	1.50	1.57	1.51	1.48
Net investment income	3.49	3.81	3.91	4.18	4.44

Portfolio Turnover Rate	0%	9%	11%	11%	6%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment advisor waived all or a portion of its fee.

See Notes to Financial Statements.

23        Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Smith Barney Arizona Municipals Fund Inc. (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in

24       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risk may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Arizona, it is subject to possible concentration risks associated with the economic, political, or legal developments or industrial or regional matters specifically affecting Arizona.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal income tax and from certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

25       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

During the current year, the following reclassifications have been made:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(8,205)	$8,205

Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment advisor to the Fund. The Fund pays SBFM an investment advisory fee calculated at the annual rate of 0.30% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended May 31, 2005, SBFM voluntarily waived a portion of its investment advisory fee in the amount of $4,393.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended May 31, 2005, the Fund paid transfer agent fees of $8,104 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

26       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

There is a maximum initial sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2005, CGM received sales charges of approximately $19,000 on sales of the Fund’s Class A shares. In addition, for the year ended May 31, 2005, CDSCs paid to CGM for Class B shares were approximately $10,000.

All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended May 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	—

Sales	$6,356,350

At May 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,698,140
Gross unrealized depreciation	(1,948,001)

Net unrealized appreciation	$750,139

27       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

At May 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury Bonds	145	09/05	$16,865,313	$17,028,438	$(163,125)

4.	Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended May 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$59,503	$41,537	$23,275

For the year ended May 31, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C
Transfer Agent Fees	$10,533	$3,418	$1,453

For the year ended May 31, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C
Shareholder Reports Expenses	$31,472	$9,887	$3,827

5.	Distributions Paid to Shareholders by Class

Net Investment Income	Year Ended May 31, 2005	Year Ended May 31, 2004
Class A	$1,617,904	$1,768,792
Class B	222,245	326,753
Class C*	115,991	136,403

Total	$1,956,140	$2,231,948

*	On April 29, 2004, Class L shares were renamed as Class C shares.

28       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

6.	Capital Shares

At May 31, 2005, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended May 31, 2005		Year Ended May 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	423,888	$4,175,594	807,089	$8,154,272
Shares issued on reinvestment	74,534	729,568	76,428	770,629
Shares repurchased	(700,140)	(6,852,155)	(796,770)	(8,038,075)

Net Increase (Decrease)	(201,718)	$(1,946,993)	86,747	$886,826

Class B
Shares sold	14,662	$144,995	56,452	$570,976
Shares issued on reinvestment	8,557	83,957	14,261	143,917
Shares repurchased	(208,578)	(2,056,776)	(283,959)	(2,868,548)

Net Decrease	(185,359)	$(1,827,824)	(213,246)	$(2,153,655)

Class C*
Shares sold	17,929	$175,236	41,437	$418,714
Shares issued on reinvestment	8,350	81,744	9,745	98,238
Shares repurchased	(39,740)	(387,110)	(60,064)	(607,031)

Net Decrease	(13,461)	$(130,130)	(8,882)	$(90,079)

*	On April 29, 2004, Class L shares were renamed as Class C shares.

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date	Payable Date	Class A	Class B	Class C
6/21/2005	6/24/2005	$0.0325	$0.0273	$0.0267

The tax character of distributions paid by the fund during the fiscal years ended May 31, were as follows:

	2005	2004
Distributions paid from:
Tax Exempt Income	$1,956,140	$2,231,761
Ordinary Income	—	187

Total Distributions Paid	$1,956,140	$2,231,948

29       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

As of May 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax exempt income — net	$40,568

Total undistributed earnings	40,568
Capital loss carryforward (a)	(3,072,215)
Other book/tax temporary differences (b)	(613,871)
Unrealized appreciation/(depreciation) (c)	587,014

Total accumulated earnings/(losses) — net	$(3,058,504)

(a)	On May 31, 2005 the Fund had net capital loss carryforwards as follows:

Year of Expiration	Amount
5/31/2008	$(52,447)
5/31/2009	(1,033,163)
5/31/2010	(60,095)
5/31/2012	(230,432)
5/31/2013	(1,696,078)

$(3,072,215)

These amounts will be available to offset any future taxable capital gains.

(b)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.
(c)	The difference between book and tax accretion methods for market discount on fixed income securities.

8.	Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a

30       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

31       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

32       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Notes to Financial Statements (continued)

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10.	Subsequent Event

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment advisory contract between the Fund and the Manager. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the Fund for their approval.

33       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Smith Barney Arizona Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Arizona Municipals Fund Inc. (“Fund”) as of May 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Arizona Municipals Fund Inc. as of May 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 22, 2005

34       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Arizona Municipals Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 1988	Professor, Harvard Business School	50	None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Director	Since 1994	President of Dorsett McCabe Capital Management Inc.; Chief Investment Officer of Leeb Capital Management, Inc. (since 1999)	27	None

Elliot S. Jaffe The Dress Barn, Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Director	Since 1994	Chairman of The Dress Barn, Inc.	27	The Dress Barn, Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue 47th Floor New York, NY 10172 Birth Year: 1932	Director	Since 1988	Attorney	51	None

Cornelius C. Rose, Jr. Meadowbrook Village Building 1, Apt. 6 West Lebanon, NH 03784 Birth Year: 1932	Director	Since 1994	Chief Executive Officer of Performance Learning Systems	27	None

35       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	220	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001)	N/A	N/A

36       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Joseph P. Deane CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1949	Vice President and Investment Officer	Since 1991	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

David T. Fare CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2004	Director of CGM; Investment Officer of SBFM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Compliance Officer SBFM, CFM	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

37       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address, and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

38       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund during the taxable year ended May 31, 2005, qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

39       Smith Barney Arizona Municipals Fund Inc.      |      2005 Annual Report

SMITH BARNEY

ARIZONA MUNICIPALS FUND INC.

DIRECTORS

Dwight B. Crane

Burt N. Dorsett

R. Jay Gerken, CFA

    Chairman

Elliot S. Jaffe

Stephen E. Kaufman

Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and Treasurer

Joseph P. Deane

Vice President and Investment Officer

David T. Fare

Vice President and Investment Officer

OFFICERS (continued)

Andrew Beagley

Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Fund Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Arizona Municipals Fund Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Arizona Municipals Fund Inc., but it may also be used as sales literature.

SMITH BARNEY ARIZONA MUNICIPALS FUND INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD2223 7/05	05-8778

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2004 and May 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $21,000 in 2004 and $21,000 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Arizona Municipals Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $1,900 in 2004 and $1,900 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Arizona Municipals Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Arizona Municipals Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund

(“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Arizona Municipals Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Arizona Municipals Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Arizona Municipals Fund during the reporting period were $25,000 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $50,000 for 2004.

(h) Yes. The Smith Barney Arizona Municipals Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Arizona Municipals Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Arizona Municipals Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Smith Barney Arizona Municipals Fund Inc.

Date: August 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Smith Barney Arizona Municipals Fund Inc.

Date: August 5, 2005

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Smith Barney Arizona Municipals Fund Inc.

Date: August 5, 2005